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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-05617


                             THE R.O.C. TAIWAN FUND
               (Exact name of registrant as specified in charter)


                                   17th Floor
                             167 Fu Hsing North Road
                                 Taipei, Taiwan
                                Republic of China
               (Address of principal executive offices) (Zip code)


                         Citigate Financial Intelligence
                               62 West 45th Street
                                    4th Floor
                            New York, New York 10036
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: 1-800-343-9567


                   Date of fiscal year end: DECEMBER 31, 2002


                   Date of reporting period: DECEMBER 31, 2002

ITEM 1.  REPORTS TO STOCKHOLDERS:

DEAR STOCKHOLDERS
================================================================================

Dear Stockholders

The net asset value per share (NAV) of The R.O.C. Taiwan Fund declined 19.1% in 2002, slightly outperforming the Taiwan Stock Exchange Index (TAIEX), which fell 19.8%. During the year the New Taiwan dollar appreciated 1.0% against the U.S. dollar.

The year proved deeply frustrating for Taiwan investors. Most of them had harbored great expectations that the stock rally in late 2001, following terrorist attacks in the U.S., would continue through 2002. Optimism sprang from the belief that a rebounding American economy would spur demand for Taiwan's technology companies. Additionally, the appointment in January of a new premier, known as a pragmatic leader, raised hopes that the government would focus on boosting the economy after its first-ever yearly contraction in 2001.

The market performed well in the early months of the year as a result of improving fundamentals, especially in the semiconductor industry. Rising prices of memory chips lifted producers into profitable territory again for the first time in about a year. Taiwan's two foundries separately entered into international alliances to help maintain their global leadership in contract manufacturing of semiconductors.

The improved outlook extended into other areas of technology. Flush with bulging order books, numerous makers of personal computer components raised their forecasts for the year. The American economy also seemed to be recovering well, prompting many U.S. economists to hike first-quarter growth projections to 5% or more. Even Taiwan's government showed a willingness to eliminate previous indecisiveness by disclosing its plan to partially lift the ban on Taiwan's semiconductor firms investing in China. As a result of these developments, the TAIEX climbed more than 16% to the year's high in April.

It then entered a long slump, however, declining each month during the second and third quarters as earlier positive trends unraveled. The steep fall in late April of the Nasdaq -- which declined 20% in the second quarter -- aroused misgivings about an American-led technology recovery. More unnerving U.S. news came in May with the first fall in seven months in leading economic indicators and a rise in the unemployment rate. Adding to these woes was the spate of U.S. corporate accounting scandals that rattled markets worldwide.

Confirmation of investor fears came repeatedly over the next few months. International technology giants Intel and Microsoft slashed annual forecasts amid signs of weakening demand. The second-quarter decline in memory-chip prices was greater than expected in the industry's traditional slow season while prices of some major computer components leveled off after rising earlier. At mid-year Taiwan's two largest semiconductor companies warned of falling revenues and reduced capital spending.

These trends deepened in late summer. A slew of Taiwan computer-related companies cut earnings targets and cautioned that customers were pressing for lower prices after sales had failed to rebound. Meanwhile, as signs of a weakening U.S. economy accumulated with repeated monthly dips in consumer confidence, the Federal Reserve expressed concern about slowing growth.

By early October the Taiwan market had reached the year's low after falling 40% from April. A surge in the U.S. markets then sparked a fourth-quarter rally, supported by heavy foreign institutional buying. Anticipation of the U.S. Fed's November interest-rate cut also helped boost Taiwan equities. The rally, however, was short-lived and failed to lift the TAIEX back into positive territory for the year. Among the main factors breaking the market's advance was the

Taiwan government's backtracking from its financial reforms in an attempt to placate vested interests. Investor concerns in the last few weeks of the year were dominated by rising oil prices due to labor strife in Venezuela, as well as increasing geopolitical tensions over possible war with Iraq and North Korea's resumption of its nuclear program.

Taiwan's economy was just about the only thing that exceeded expectations during the year as foreign demand lifted it out of recession and boosted growth to an estimated 3.4%. Merchandise exports -- equivalent to about 40% of gross national product -- increased 6.3%. Most notable was a 29% jump in shipments to China (including Hong Kong), which took almost a third of total exports. Although domestic demand was fairly weak, there were signs of improvement. Private investment grew at a double-digit rate in the second half of the year after contracting in the first six months. Despite the poorly performing stock market and unemployment that hovered near record-high levels, private consumption advanced slightly in 2002.

Our outlook for the year ahead remains positive. The U.S. economy is, in our analysis, healthier than the projections of some economists, especially those who are beginning to mention the possibility of a "double-dip" back into recession. Even if there is war in the Middle East, it is not expected to affect Taiwan as much as the U.S. or Europe. In addition, government efforts in Taiwan to boost employment should produce some moderate improvement even though the jobless rate may still remain above historical levels of 1.5%-3.0%. We are thus forecasting that Taiwan's economy in 2003 should better last year's performance.

Strong Asian demand centered in China will continue to be the primary economic growth engine. As a result, about half of the Fund's portfolio is made up of stocks of Taiwanese companies whose business ties are growing with China, and we expect to continue exploring new opportunities in this regard. Taiwan's financial services companies, for example, are in the early stages of entering the Chinese market. Given their long experience, they stand to benefit as restrictions on their activities are eased. Taiwan's producers of industrial materials such as steel, petrochemicals and paper are also enjoying strong growth, largely because of surging demand from China. Although the prospects for technology are somewhat uneven, the Fund is focusing on several bright spots. These in clude makers of cellular phones and related components, broadband networking equipment and digital cameras.

We appreciate your support over the past year and look forward to discussing our market outlook and portfolio strategy with you in future reports.

Respectfully submitted,


/s/ Michael Ding
-----------------------
Michael Ding
President

January 27, 2003

Portfolio Highlights
Year Ended December 31, 2002
================================================================================

TEN LARGEST HOLDINGS
                                                PERCENT OF
COMPANY                                         NET ASSETS
-------                                         ----------
Taiwan Semiconductor Manufacturing Co., Ltd.         6.00%
Taiwan Green Point Enterprises Co., Ltd.             5.75
Pihsiang Machinery Manufacturing Co., Ltd.           4.40
Synnex Technology International Corp.                4.27
Chunghwa Telecom Co., Ltd.                           4.15
Zyxel Communications Corp.                           3.84
Lite-on Technology Corp.                             3.78
Sonix Technology Co., Ltd.                           3.78
United Microelectronics Corp.                        3.71
Taiwan Paiho Ltd.                                    3.51


INDUSTRY DIVERSIFICATION
                                                PERCENT OF
COMPANY                                         NET ASSETS
-------                                         ----------
Electronics                                         16.96%
Semiconductors                                      16.71
Banking                                              9.93
Computers & Office Equipment                         8.28
Communications Equipment                             6.73
Plastics                                             5.36
Chemicals                                            4.40
Retailing                                            4.27
Telephone Services                                   4.15
Textiles                                             3.86

                  [This page intentionally left blank.]

================================================================================
THE R.O.C. TAIWAN FUND
Consolidated Schedule of Investments / December 31, 2002
================================================================================

COMMON STOCKS -- 96.48%                               % OF         MARKET VALUE
Automobile -- 1.94%                                NET ASSETS     (U.S. DOLLARS)
--------------------------------------------------------------------------------
   193,004  shs.   Yulon Motor Co., Ltd. ........     0.15              221,588
 1,400,000       * China Motor Corp. ............     1.79            2,558,053
                                                                    -----------
                                                                      2,779,641
Banking -- 9.93%
--------------------------------------------------------------------------------
 8,000,000       * Bank of Kaohsiung Co., Ltd. ..     3.08            4,396,743
 4,768,860       * Fubon Financial Holding
                   Co., Ltd. ....................     2.65            3,787,314
 8,714,164       * Sinopac Holdings Co. .........     2.55            3,648,349
 2,900,000         Chinatrust Financial Holding
                   Company Ltd. .................     1.65            2,361,523
                                                                    -----------
                                                                     14,193,929
Other Financials -- 3.38%
--------------------------------------------------------------------------------
 6,200,290         Yuan Ta Securities Co., Ltd. .     2.08            2,979,450
 6,500,000       * Asia Securities Inc. .........     1.30            1,851,639
                                                                    -----------
                                                                      4,831,089
Chemicals -- 4.40%
--------------------------------------------------------------------------------
 2,134,626         Pihsiang Machinery
                   Manufacturing Co., Ltd. ......     4.40            6,295,835
                                                                    -----------
                                                                      6,295,835
Communications Equipment -- 6.73%
--------------------------------------------------------------------------------
 1,270,000         Ambit Microsystems Corp. .....     2.89            4,129,428
 2,576,000       * Zyxel Communications Corp. ...     3.84            5,485,109
                                                                    -----------
                                                                      9,614,537
Computers & Office Equipment -- 8.28%
--------------------------------------------------------------------------------
 3,800,000         BenQ Corp. ...................     2.98            4,253,446
 2,530,000         Quanta Computer Inc. .........     2.90            4,149,570
 3,000,000       * Amtran Technology Co., Ltd. ..     2.40            3,427,042
                                                                    -----------
                                                                     11,830,058
Electrical & Machinery -- 1.86%
--------------------------------------------------------------------------------
 3,046,000         China Metal Products Co., Ltd.     1.86            2,655,707
                                                                    -----------
                                                                      2,655,707
Electronics -- 16.96%
--------------------------------------------------------------------------------
 4,800,000         Lite-on Technology Corp. .....     3.78            5,400,397
 1,000,500         Hon Hai Precision
                   Industry Co., Ltd. ...........     2.42            3,454,666
 3,186,000         Phihong Enterprise Co., Ltd. .     1.84            2,631,088
 5,600,000       * Taiwan Green Point
                   Enterprises Co., Ltd. ........     5.75            8,217,996
 4,500,000       * Glotech Industrial Corp. .....     0.64              919,345
   845,000       * XAC Automation Corp. .........     1.23            1,762,797
 1,135,000       * I-Sheng Electric Wire &
                   Cable Co., Ltd. ..............     1.30            1,861,566
                                                                    -----------
                                                                     24,247,855


See accompanying notes to consolidated financial statements

Schedule of Investments (Cont'd.)

                                                      % OF         MARKET VALUE
Paper -- 0.67%                                     NET ASSETS     (U.S. DOLLARS)
--------------------------------------------------------------------------------
 2,800,000 shs.  * Chung Hwa Pulp Corp. .........     0.67              950,709
                                                                    -----------
                                                                        950,709
Plastics -- 5.36%
--------------------------------------------------------------------------------
 2,809,578         Formosa Plastics Corp. .......     2.58            3,686,495
 4,602,149         Nan Ya Plastics Corp. ........     2.78            3,972,735
                                                                    -----------
                                                                      7,659,230
Retailing -- 4.27%
--------------------------------------------------------------------------------
 4,041,675         Synnex Technology
                   International Corp. ..........     4.27            6,105,601
                                                                    -----------
                                                                      6,105,601
Semiconductors -- 16.71%
--------------------------------------------------------------------------------
 8,736,837       * United Microelectronics Corp.      3.71            5,304,499
 7,000,000       * Taiwan Semiconductor
                   Manufacturing Co., Ltd .......     6.00            8,580,554
   560,560         Mediatek Inc. ................     3.22            4,597,002
 2,700,000         Sonix Technology Co., Ltd. ...     3.78            5,399,534
                                                                    -----------
                                                                     23,881,589
Steel & Other Metals -- 0.07%
--------------------------------------------------------------------------------
   194,677         China Steel Corp. ............     0.07              108,674
                                                                    -----------
                                                                        108,674
Telephone Services -- 4.15%
--------------------------------------------------------------------------------
 4,000,000         Chunghwa Telecom Co. Ltd .....     4.15            5,927,546
                                                                    -----------
                                                                      5,927,546
Textiles -- 3.86%
--------------------------------------------------------------------------------
10,000,000       * Shinkong Synthetic Fibers Corp.    1.11            1,582,597
 3,710,000         Formosa Chemicals & Fiber Corp.    2.75            3,928,524
                                                                    -----------
                                                                      5,511,121
Others -- 7.91%
--------------------------------------------------------------------------------
 3,700,000       * Great China Metal
                   Industry Co., Ltd. ...........     1.10            1,570,368
 2,310,000         Taiwan Secom Co., Ltd. .......     1.22            1,748,137
        10         Kang Na Hsiung Enterprise
                   Co., Ltd .....................     0.00                    4
 2,250,000       * Giant Manufacturing Co., Ltd.      2.08            2,971,686
 4,616,000         Taiwan Paiho Ltd. ............     3.51            5,020,712
                                                                    -----------
                                                                     11,310,907

TOTAL COMMON STOCKS (COST $158,454,793) .........                   137,904,028
                                                                    -----------


* Non-income producing: these stocks did not pay a cash dividend during the year.

See accompanying notes to consolidated financial statements.

================================================================================
THE R.O.C. TAIWAN FUND
Consolidated Schedule of Investments (continued) / December 31, 2002
================================================================================

SHORT-TERM INVESTMENTS -- 2.01%
                                                          % OF     MARKET VALUE
Commercial Paper -- 2.01%                           NET ASSETS    (U.S. DOLLARS)
--------------------------------------------------------------------------------

Principal Amount  Issuer (Guarantor)
----------------  ------------------
$1,438,725        GE Capital (JPMorgan Chase Bank),
                     1.30%, Due 01/13/03 ..........       1.01        1,438,111

 1,438,725        Prodisc Technology Inc.
                     (Citibank, N.A.),
                     1.25%, Due 01/15/03...........       1.00        1,438,036
                                                                   -----------
Total short-term investments
    (AMORTIZED COST $2,876,147) ...................                   2,876,147
                                                                   -----------

TOTAL INVESTMENTS IN SECURITIES
    AT MARKET VALUE (COST $161,330,940)............      98.49      140,780,175

OTHER ASSETS (LESS LIABILITIES)....................       1.51        2,155,542
                                                        ------     ------------
NET ASSETS ........................................     100.00     $142,935,717
                                                        ======     ============

See accompanying notes to consolidated financial statements.

================================================================================
THE R.O.C. TAIWAN FUND
Consolidated Statement of Assets and Liabilities
December 31, 2002 (Expressed in US Dollars)
================================================================================

Assets

Investments in securities at market value (Notes 2B, 3 and 6):
      Common stocks (cost -- $158,454,793) ...................     $137,904,028
      Short-term investments (amortized cost -- $2,876,147) ..        2,876,147
           Total investments in securities at
           market value (cost -- $161,330,940)................      140,780,175

Cash .........................................................        3,460,405
Prepaid expenses .............................................           61,413
Other receivables ............................................            1,188

           Total assets ......................................      144,303,181
                                                                   ------------
Liabilities

Payable for investment securities purchased ..................          999,385
Management fee payable (Note 4) ..............................          171,548
Custodian fee payable (Note 5) ...............................           19,061
Professional fees payable ....................................          129,620
Accrued Republic of China taxes (Note 2G) ....................            1,013
Other payables ...............................................           46,837
                                                                   ------------
           Total liabilities .................................        1,367,464
                                                                   ------------
Net assets ...................................................     $142,935,717
                                                                   ============

Components of net assets

Par value of shares of beneficial interest (Note 7) ..........          326,990
Additional paid-in capital ...................................      306,671,110
Accumulated net investment income ............................        4,945,551
Accumulated realized loss on investments .....................     (104,176,303)
Unrealized depreciation on investments (Note 6) ..............      (20,550,765)
Cumulative translation adjustment (Note 2E) ..................      (44,280,866)
                                                                   ------------
Net assets ...................................................     $142,935,717
                                                                   ============

Net asset value per share (32,698,976 shares,
    par value $0.01 issued and outstanding) ..................            $4.37
                                                                   ============

See accompanying notes to consolidated financial statements.

================================================================================
THE R.O.C. TAIWAN FUND
Consolidated Statement of Operations
For the Year ended December 31, 2002 (Expressed in US Dollars)
================================================================================

Investment income (Note 2C)

    Dividends ................................................       $2,557,925
    Interest .................................................           72,116
    Others ...................................................           25,195
                                                                   ------------
                                                                      2,655,236
Republic of China taxes (Note 2G) ............................        1,078,370
                                                                   ------------
                                                                      1,576,866
                                                                   ------------
Expenses

    Management fee (Note 4) ..................................        2,231,267
    Custodian fee (Note 5) ...................................          248,033
    Professional fees ........................................          603,058
    Administrative fee .......................................          101,000
    Insurance expenses .......................................           69,192
    Trustee fees .............................................           65,000
    Other expenses ...........................................          288,265
                                                                   ------------
                                                                      3,605,815

Net investment loss ..........................................       (2,028,949)
                                                                   ------------
Net realized and unrealized gain (loss) on investments and foreign currencies (Notes 2 and 6)

    Net realized loss on:
        investments (excluding short-term investments) .......      (10,154,829)
        foreign currency transactions ........................              (63)
                                                                   ------------
        net realized loss on investments and
            foreign currency transactions ....................      (10,154,892)
                                                                   ------------

    Net changes in unrealized appreciation/depreciation on:

        investments (excluding short-term investments) .......      (23,135,792)
        translation of assets and liabilities in
            foreign currencies ...............................        1,729,215
                                                                   ------------
    Net realized and unrealized loss from
        investments and foreign currencies ...................      (31,561,469)
                                                                   ------------

    Net decrease in net assets resulting from operations .....     $(33,590,418)
                                                                   ============

See accompanying notes to consolidated financial statements.

================================================================================
THE R.O.C. TAIWAN FUND
Consolidated Statement of Changes in Net Assets
For the Years ended December 31, 2002 and 2001 (Expressed in US Dollars)
================================================================================

                                                                      2002             2001
                                                                  -------------     ----------
Net decrease in net assets resulting from operations

    Net investment loss ......................................    $  (2,028,949)    (1,768,293)
    Net realized loss on investments and foreign
        currency transactions ................................      (10,154,892)   (66,658,671)
    Net changes in unrealized appreciation/depreciation
        on investments .......................................      (23,135,792)    68,725,588
    Net changes in unrealized appreciation/depreciation
        on translation of assets and liabilities in
        foreign currencies ...................................        1,729,215    (12,711,118)
                                                                  -------------     ----------
Net decrease in net assets resulting from operations .........      (33,590,418)   (12,412,493)
                                                                  -------------     ----------
Net assets, beginning of year ................................      176,526,135    188,938,628
                                                                  -------------     ----------
Net assets, end of year ......................................    $ 142,935,717    176,526,135
                                                                  =============    ===========

See accompanying notes to consolidated financial statements.

================================================================================
THE R.O.C. TAIWAN FUND
Consolidated Financial Highlights
(Expressed in US Dollars)
================================================================================

                                                                            YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                        2002          2001             2000          1999          1998
                                                      -------       -------          -------       -------       -------
Per share operating performance:

    Net asset value, beginning of year .........         5.40          5.78            10.23          7.53          9.58
    Net investment loss ........................        (0.06)        (0.05)           (0.11)        (0.11)        (0.11)
    Net realized and unrealized gain (loss)
        on investments and foreign
        currency transactions ..................        (1.02)         0.06            (3.56)         2.58         (1.73)
    Net changes in unrealized
        appreciation/depreciation
        on translation of foreign currencies ...         0.05         (0.39)           (0.41)         0.23          0.08
                                                      -------       -------          -------       -------       -------
             Total from investment operations ..        (1.03)        (0.38)           (4.08)         2.70         (1.76)

Distributions to Shareholders from:

    Capital ....................................           --            --               --            --         (0.13)
    Net investment income ......................           --            --               --            --         (0.07)
    Net realized gain on investments ...........           --            --            (0.37)           --         (0.09)
                                                      -------       -------          -------       -------       -------
             Total distributions* ..............           --            --            (0.37)           --         (0.29)
                                                      -------       -------          -------       -------       -------
Net asset value, end of year ...................         4.37          5.40             5.78         10.23          7.53
                                                      =======       =======          =======       =======       =======
Per share market price, end of year ............         4.05          4.75             4.56          8.44          6.19

Total investment return (%):

     Based on the Trust's market price .........       (14.74)         4.17           (41.71)        36.35        (20.31)
     Based on the Trust's net asset value ......       (19.07)        (6.57)          (39.94)        35.86        (18.42)

Ratios and supplemental data:

     Net assets, end of year (in thousands) ....      142,936       176,526          188,939       334,521       246,348
     Ratio of expenses to average
        net assets (%) .........................         2.19          2.01             1.67          1.81          1.77
     Ratio of net investment loss to
        average net assets (%) .................        (1.23)        (1.01)           (1.09)        (1.35)        (1.28)
     Portfolio turnover ratio (%) ..............          107           173              165           191           133

*    See Note 2F for information concerning the Trust's distribution policy.

See accompanying notes to consolidated financial statements.

================================================================================
THE R.O.C. TAIWAN FUND
Notes to Consolidated Financial Statements / December 31, 2002 (Expressed in US Dollars)
================================================================================

Note 1 -- Organization and Acquisition of The Taiwan (R.O.C.) Fund

The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited ("IIT") and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund.

As required by the Trust's "Declaration of Trust," if the shares trade on the market at an average discount to NAV of more than 10% in any consecutive 12-week period after the most recent such vote, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust's outstanding shares is required to approve such a conversion.

Note 2 -- Summary of Significant Accounting Policies
--------------------------------------------------------------------------------

A -- Basis of presentation and principles of consolidation --

The accompanying financial statements of the Trust have been prepared in accordance with accounting principles generally accepted in the United States of America. The consolidated financial statements include the accounts of the Trust and the Fund. All significant inter-company transactions and balances have been eliminated in consolidation.

B -- Valuation of investments --

Common stocks and convertible corporate bonds represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Except when price movements are constrained by collars imposed by Republic of China regulations, in which case the Trust's Board of Trustees has provided for the use of fair valuation procedures, such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Short-term investments are valued at amortized cost, which approximates market value. Under this method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income --

Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses --

Realized gains and losses on security transactions are determined for financial reporting purposes using the average cost method for the cost of investments. For federal income tax purposes, realized gains and losses on security transactions are determined using the first-in-first-out method. For the fiscal year ended December 31, 2002, the Trust generated a net capital loss of $16,589,494, which includes a post-October 31, 2001 net capital loss of $7,449,824, and maintained a cumulative prior year capital loss carryover of $89,141,756, resulting in a total capital loss carryover of $105,731,250. This capital loss carryover may be used to offset any future capital gains generated by the Trust, and if unused, $89,141,756 of such loss will expire on December 31, 2009, and $16,589,494 of such loss will expire on December 31, 2010. In addition, the Trust generated a post-October 31, 2002 net capital loss of $253,890, which, if unused, will expire on December 31, 2011.

================================================================================
THE R.O.C. TAIWAN FUND
Notes to Consolidated Financial Statements / December 31, 2002 (Expressed in US Dollars)
================================================================================

E -- Foreign currency translation --

Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying consolidated financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At December 31, 2002, this rate was approximately NT$34.753 to $1.00. Investment income and expenses are translated at an average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders --

It is the Trust's policy to distribute all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on accounting principles generally accepted in the United States of America ("GAAP"). Permanent book and tax differences primarily relate to the treatment of the Trust's gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. As a result, accumulated net investment income was increased and additional paid in capital was decreased to reflect the impact of the aforementioned permanent differences in accordance with GAAP. Such reclassification does not impact the net asset value of the Fund. Temporary book and tax differences are primarily due to differing treatments for certain foreign currency losses.

G -- Taxes --

The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the twelve months ended December 31, 2002, the total par value of stock dividends received was $2,685,351.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of $501,461 for the twelve months ended December 31, 2002.

H -- Use of estimates --

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements, consolidated financial highlights and the accompanying notes. Actual results could differ from those estimates.

Note 3 -- Investment Considerations
--------------------------------------------------------------------------------

Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 -- Investment Management
--------------------------------------------------------------------------------

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. Through December 31, 2002, the Trust paid the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.35% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.15% of such NAV in excess of NT$6 billion up to NT$8 billion, 0.95% of such NAV in excess of NT$8 billion up to NT$10 billion, and 0.75% of such NAV in excess of NT$10 billion.

Note 5 -- Custodian
--------------------------------------------------------------------------------

Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns 7.74% of the outstanding capital stock of IIT. Through December 31, 2002, the Trust paid CTC a monthly fee in NT$ at the annual rate of 0.15% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.13% of such NAV in excess of NT$6 billion up to NT$8 billion, 0.11% of such NAV in excess of NT$8 billion up to NT$10 billion, and 0.09% of such NAV in excess of NT$10 billion, subject to a minimum annual fee of NT$2.4 million.

Note 6 -- Investments in Securities
--------------------------------------------------------------------------------

Purchases and proceeds from sales, excluding short-term investments, for the twelve months ended December 31, 2002, included approximately $171,984,139 for stock and bond purchases and approximately $170,287,677 for stock and bond sales, respectively.

At December 31, 2002, the cost of investments, excluding bonds and short-term investments, for U.S. federal income tax purposes was $159,522,103. At December 31, 2002, the net unrealized depreciation on investments of $18,741,928 computed on a U.S. federal income tax basis consisted of $5,655,911 of gross unrealized appreciation and $24,397,839 of gross unrealized depreciation.

Note 7 -- Shares of Beneficial Interest
--------------------------------------------------------------------------------

The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. At December 31, 2002, 32,698,976 shares were outstanding.

--------------------------------------------------------------------------------
The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 2001. The Fund intends to apply for such status for succeeding accounting periods.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Michael Ding has been portfolio manager of the Fund since July 1999, its President since September 1999 and a trustee since June 2001. He had been the Fund's deputy manager since March 1999. Mr. Ding is also the President and Chief Investment Officer of International Investment Trust Co. (IIT), the Fund's investment manager. He has worked for the past four years at IIT, where he was previously senior vice president.

Mr. Ding served as chief economist and head of research at Citicorp International Securities Ltd. in Taipei from 1996 to 1999 and as head of research and information for the greater China region at McKinsey & Co. from 1994 to 1996.
--------------------------------------------------------------------------------

[GRAPHIC OMITTED - LOGO KPMG]

                              [LETTERHEAD OF KPMG]



                          INDEPENDENT AUDITORS' REPORT


The Trustees and Shareholders of
The R.O.C. Taiwan Fund:

We have audited the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of December 31, 2002, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights. Our procedures included physical inspection or confirmation of securities owned as of December 31, 2002, by correspondence with the Trust's custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of The R.O.C. Taiwan Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG

Taipei, Taiwan
January 10, 2003

Information Concerning Trustees and Officers
================================================================================

----------------------------------------------------------------------------------------------------------------
                                    POSITION(S)       TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
  NAME (AGE) AND                   HELD WITH THE        LENGTH OF TIME               DURING THE PAST
      ADDRESS                          TRUST              SERVED                       FIVE YEARS
----------------------------------------------------------------------------------------------------------------
Interested Trustees *
---------------------
Chi-Chu Chen (60)                    Trustee and       Trustee since            Chairman of the Manager since
167 Fuhsing North Road               Chairman          September 2002 and       May 2002;
Taipei, Taiwan, R.O.C.                                 until the 2004 Annual    Executive Vice President,
                                                       Meeting of               International Commercial
                                                       Shareholders or the      Bank of China, from prior to
                                                       special meeting          1998 to May 2002
                                                       in lieu thereof; and
                                                       Chairman since
                                                       September 2002

Michael Ding (45)                    Trustee and       Trustee since 2001       President of the Manager
167 Fuhsing North Road               President         and until the 2005       since February 2001;
Taipei, Taiwan, R.O.C.                                 Annual Meeting of        Senior Vice President of
                                                       Shareholders or          the Manager from March
                                                       the special meeting in   1999 to February 2001;
                                                       lieu thereof;and         Chief Economist and
                                                       President since          Head of Research, Citicorp
                                                       September 1999           International Securities Ltd.,
                                                                                Taipei, Taiwan, from prior
                                                                                to 1998 to 1999

Cheng-Cheng Tung (63)                Trustee           Trustee since            President, United World
167 Fuhsing North Road                                 February 2002 and        Chinese Commercial Bank
Taipei, Taiwan, R.O.C.                                 until the 2003           ("UWCCB"), since
                                                       Annual Meeting of        November 2000;
                                                       Shareholders or          General Manager, UWCCB,
                                                       the special meeting      since 1998;
                                                       in lieu thereof          Executive Vice President,
                                                                                UWCCB, from prior to
                                                                                1998 to 2000
----------------------------------------------------------------------------------------------------------------

Non-Interested Trustees
-----------------------

Edward B. Collins (60)               Trustee           Trustee since 2000 and   Managing Director, China
China Vest LLC                                         until the 2003 Annual    Vest Group (Venture Capital
160 Sansome Street                                     Meeting of Shareholders  Investment), since prior
18th Floor                                             or the special meeting   to 1998
San Francisco, California 94104                        in lieu thereof
U.S.A.

Alex Hammond-Chambers (60)           Trustee           Trustee since June 2002  Chairman, Alex Hammond-
29 Rutland Square                                      and until the 2003       Chambers & Company
Edinburgh EH1 2BW                                      Annual Meeting of        (Directorial Services),
United Kingdom                                         Shareholders or the      since prior to 1998
                                                       special meeting
                                                       in lieu thereof
----------------------------------------------------------------------------------------------------------------

Information Concerning Trustees and Officers
================================================================================

----------------------------------------------------------------------------------------------------------------
                                    POSITION(S)       TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)
  NAME (AGE) AND                   HELD WITH THE        LENGTH OF TIME               DURING THE PAST
      ADDRESS                          TRUST              SERVED                       FIVE YEARS
----------------------------------------------------------------------------------------------------------------
Pedro-Pablo Kuczynski (64)           Trustee           Trustee from 1989 to     Minister of Economy and
2665 S. Bayshore Drive                                 June 2001 and since      Finance of Peru from July 2001
Suite 1101                                             September 2002 and       to July 2002;
Coconut Grove, Florida  33153                          until the 2005 Annual    President and Chief Executive
U.S.A.                                                 Meeting of Shareholders  Officer, Latin American
                                                       or the special meeting   Enterprise Fund Managers, LLC,
                                                       in lieu thereof          since 1998; President and
                                                                                Chief Executive Officer,
                                                                                Latin America Enterprise
                                                                                Capital Corporation, since
                                                                                prior to 1998; President and
                                                                                Chief Executive Officer,
                                                                                Westfield Capital Ltd., since
                                                                                prior to 1998

David N. Laux (75)                   Trustee           Trustee since 1992 and   President, US-Taiwan Business
2560 N. 23rd Road                                      until the 2004 Annual    Forum, since 2000;
Arlington, Virginia  22207                             Meeting of Shareholders  President, US-ROC (Taiwan)
U.S.A.                                                 or the special meeting   Business Council, from prior
                                                       in lieu thereof          to 1998 to 2000

Robert P. Parker (61)                Trustee           Trustee since 1998 and   Chairman, Parker Price Venture
44 Montgomery Street                                   until the 2005 Annual    Capital, Inc. (formerly known as
Suite 3800                                             Meeting of Shareholders  Allegro Capital, Inc.),
San Francisco, California  94104                       or the special meeting   since prior to 1998
U.S.A.                                                 in lieu thereof
----------------------------------------------------------------------------------------------------------------

Non-Trustee Officer
-------------------

Peggy Chen (40)                      Secretary,        Officer since 2000       Vice President (Finance) of
167 Fuhsing North Road               Treasurer                                  the Manager since 2000;
Taipei, Taiwan, R.O.C.               and Chief                                  Manager of Finance,
                                     Financial                                  Shin Fu Life Insurance Co.,Ltd.,
                                     Officer                                    from prior to 1998 to 2000
----------------------------------------------------------------------------------------------------------------

* These Trustees are considered to be "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Trust. Mr. Chen is deemed to be an interested person of the Trust because of his affiliation with the Manager. Mr. Ding is deemed to be an interested person of the Trust because of his affiliation with the Manager and his position as President of the Trust. Mr. Tung is deemed to be an interested person of the Trust because of his affiliation with UWCCB, a shareholder of the Manager.

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18

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                                                                              19

                                 [GRAPHIC OMITTED - LOGO THE R.O.C. TAIWAN FUND]
                                                                   Annual Report
                                                               December 31, 2002

THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

Manager:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone: 886-2-2713-7702
Fax: 886-2-2717-3077

Officers and Trustees:
Chi-Chu Chen, Chairman and Trustee
Michael Ding, President and Trustee
Edward B. Collins, Trustee and Audit Committee
       Member
Alex Hammond-Chambers, Trustee and Audit
       Committee Member
Pedro-Pablo Kuczynski, Trustee and Audit Committee Member
David N. Laux, Trustee and Audit Committee
       Member
Robert P. Parker, Trustee and Audit Committee
       Member
Cheng-Cheng Tung, Trustee
Peggy Chen, Chief Financial Officer,
       Treasurer and Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent,
Paying and Plan Agent:
Equiserve Trust Company, NA
P.O. Box 43011
Providence, RI 02940-3011
U.S.A.
Telephone: 1-800-426-5523

U.S. Administrator:
Citigate Financial Intelligence
62 West 45th Street, 4th Floor
New York, NY 10036
U.S.A.
Telephone: (212) 840-0008

U.S. Legal Counsel:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.

ITEM 2.  CODE OF ETHICS:

This information is not required to be disclosed as the annual report covered by this Form N-CSR is for a fiscal year that ended before July 15, 2003.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT:

This information is not required to be disclosed as the annual report covered by this Form N-CSR is for a fiscal year that ended before July 15, 2003.

ITEM 9.  CONTROLS AND PROCEDURES:

This information is not required to be disclosed as this Form N-CSR is being filed prior to March 31, 2003.

ITEM 10. EXHIBITS

10(a)  CODE OF ETHICS:

Not applicable.

10(b)    CERTIFICATIONS:

See Exhibit 99.CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The R.O.C. Taiwan Fund

By:  /s/ Michael Ding
     ------------------------
     Name:   Michael Ding
     Title:  President and Chief Executive Officer

Date: March 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Michael Ding
     ------------------------
     Name:   Michael Ding
     Title:  President and Chief Executive Officer

By:  /s/ Peggy Chen
     ------------------------
     Name:   Peggy Chen
     Title:  Chief Financial Officer

Date: March 3, 2003